                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 1998
                                                          -------------

                               Budget Group, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-78274                59-3227576
-------------------------------  -------------------    ---------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


   125 Basin Street, Suite 210, Daytona Beach, FL             32114
----------------------------------------------------    ---------------------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                   ---------------

Former name or former address, if changed since last report:  N/A
                                                             -----

                                EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K (June 19, 1998) of Budget Group, Inc. (the "Registrant" or the "Company") amends and restates in its entirety Item 7(b) solely to file the pro forma financial statements required by Item 7(b).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro Forma Financial Information.

                  The following pro forma financial information is filed herewith:

                           Pro Forma Consolidated Statement of Operations for the three month period ended March 31,1998 (Unaudited).

                           Pro Forma Consolidated Balance Sheet at March 31, 1998 (Unaudited).

                           Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (Unaudited).

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUDGET GROUP, INC.
                                     (Registrant)


Date: July 2, 1998                   By:  /s/  ROBERT L. APRATI
                                        -------------------------------------
                                          Robert L. Aprati
                                          Executive Vice President, General
                                          Counsel and Secretary

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The Pro Forma Consolidated Balance Sheet is based on the unaudited historical financial statements of Budget Group, Inc. ("Budget"), after restatement for the 1998 pooling of interests with Cruise America, Inc.
("Cruise America"), and Ryder TRS, Inc. ("Ryder TRS") as of March 31, 1998, adjusted to give effect to the merger of Budget and Ryder (the "Ryder TRS Acquisition Transaction" or the "Merger") and various changes in Budget's capital structure that occurred concurrently with the Merger (the "Recapitalization Transactions") as if they had occurred as of March 31, 1998. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997, is based on the historical financial statements of Budget, after restatement for the 1998 pooling of interests with Cruise America, and Ryder TRS for the year ended December 31, 1997, and of Budget Rent a Car Corporation ("BRACC") for the period from January 1, 1997, through April 29, 1997, adjusted to give effect to the Ryder TRS Acquisition Transaction, the acquisition of BRACC (the "Budget Acquisition Transactions", collectively, the "Acquisitions") and the Recapitalization Transactions as if they had occurred on January 1, 1997. The Pro Forma Consolidated Statement of Operations for the three month period ended March 31, 1998, is based on the unaudited historical financial statements of Budget, after restatement for the 1998 pooling of interests with Cruise America, and Ryder TRS for the three month period ended March 31, 1998, adjusted to give effect to the Ryder TRS Acquisition Transaction and the Recapitalization Transactions as if they had occurred on January 1, 1998.

         The Ryder TRS Acquisition Transaction consists of the purchase of the Ryder TRS Common Stock through the issuance of 3,455,206 shares of Budget Class A Common Stock, the payment of $125 million in cash and the issuance of warrants to purchase Budget Class A Common Stock, the value of which is capped at $19 million. In addition, Budget agreed to pay Ryder TRS stockholders a make-whole payment, the amount of which will depend on the performance of Budget Class A Common Stock following the Merger.

         The Budget Acquisition Transactions consist of the following: (i) the BRACC acquisition, including the repayment, purchase and forgiveness of certain indebtedness and the necessary purchase accounting and elimination entries;
(ii) the sale of 8,625,000 shares of Budget Class A Common Stock by Budget in a public offering in April 1997 (the "Public Offering") and the application of the net proceeds thereof; (iii) the private placement (the "Debt Placements") of $45 million aggregate principal amount of Convertible Notes and $165 million aggregate principal amount of 9.57% Guaranteed Senior Notes due 2007 (the "Guaranteed Senior Notes") and the application of the net proceeds thereof; and (iv) the April 1997 credit facilities for fleet financings (the "April 1997 Fleet Financings") with an aggregate commitment of $1.4 billion and the application of the net proceeds thereof and the repayment of certain of BRACC's outstanding indebtedness to Ford Motor Company from the net proceeds thereof. The BRACC acquisition has been accounted for using the purchase method of accounting.

         The Recapitalization Transactions consist of the following: (i) the amendment and restatement of Budget's existing $300 million secured revolving credit facility to increase such facility to $550 million; (ii) the conversion of $80 million of convertible subordinated notes (the "Series A Convertible Notes") into 4,305,814 shares of Budget Class A Common Stock, including 319,768 shares issued in lieu of interest payments which the holders of the convertible subordinated notes will forego as a result of early conversion; (iii) the redemption of the Guaranteed Senior Notes; (iv) the tender acceptance for $175 million of the Ryder TRS 10% Senior Subordinated Notes due 2006; (v) the issuance, by a subsidiary of Budget, of 6,000,000 shares of remarketable term income deferrable equity securities ("HIGH TIDES" or "Company-Obligated Mandatorily Redeemable Preferred Securities") and the application of the net proceeds thereof; (vi) the private placement of $1.1 billion of medium term notes (the "TFFC-98 Notes") and the application of the net proceeds thereof; and
(vii) the write-off of loan costs related to converted or retired debt.

         The Pro Forma Consolidated Financial Statements do not purport to represent what Budget's results of operations or financial condition would have been had the Acquisitions and the Recapitalization Transactions actually occurred on the dates indicated or to predict Budget's results of operations of financial condition in the future. These statements are qualified in their entirety by, and should be read in conjunction with, the historical financial statements of Budget, after restatement for the 1998 pooling of interests with Cruise America, and Ryder TRS and the notes thereto.

         The Pro Forma Consolidated Financial Statements have been prepared using the purchase method of accounting, whereby the total cost of the Merger will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the Merger. Such allocations will be based on studies and valuations which have not yet been completed. Accordingly, the allocations reflected in the Pro Forma Consolidated Financial Statements are preliminary and subject to revision. However, Budget does not expect material changes to the allocation of the purchase price.

         The Pro Forma Consolidated Financial Statements give effect only to the adjustments set forth in the accompanying notes and do not reflect any other benefits anticipated by management as a result of the Acquisitions, the Recapitilization Transactions and the implementation of Budget's business strategy.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                For The Three-Month Period Ended March 31, 1998

                (Amounts In Thousands, Except Per Share Amounts)

                                  (Unaudited)


                                                                  Adjustments For    Pro Forma
                                             Historical             Ryder TRS      Budget Group      Adjustments For
                                               Budget   Historical Acquisition   For The Ryder TRS  Recapitalization     Pro Forma
                                               Group    Ryder TRS  Transaction      Acquisition       Transactions     Budget Group
                                             ---------  --------- -------------- ----------------- ------------------  ------------
Operating revenue:

  Vehicle rental revenue                     $ 339,955  $ 104,933  $         -      $  444,888       $      -          $  444,888
  Retail vehicle sales revenue                  97,291          -            -          97,291              -              97,291
  Royalty fees and other                        18,739          -            -          18,739              -              18,739
                                             ---------  ---------  -----------      ----------       --------          ----------
     Total operating revenue                   455,985    104,933            -         560,918              -             560,918
                                             ---------  ---------  -----------      ----------       --------          ----------

Operating costs and expenses:

  Depreciation - vehicle                        94,096     19,964          985 (a)     115,045              -             115,045
  Costs of retail vehicle sales                 86,142          -            -          86,142              -              86,142
  Operating expense                            173,910     39,265            -         213,175              -             213,175
  Selling, general and administrative expense   58,195     52,414         (213)(b)     110,396              -             110,396
  Merger expenses - pooling                      1,595          -            -           1,595              -               1,595
  Amortization and non-vehicle depreciation      7,868      4,890        1,948 (c)      14,706              -              14,706
                                             ---------  ---------  -----------      ----------       --------          ----------
     Total operating costs and expenses        421,806    116,533        2,720         541,059              -             541,059
                                             ---------  ---------  -----------      ----------       --------          ----------

Operating income (loss)                         34,179    (11,600)      (2,720)         19,859              -              19,859
                                             ---------  ---------  -----------      ----------       --------          ----------

Interest expense                                39,880      8,465            -          48,345         (4,974)(e), (f)     43,371
                                             ---------  ---------  -----------      ----------       --------          ----------

Income (loss) before taxes                      (5,701)   (20,065)      (2,720)        (28,486)         4,974             (23,512)
Provision (benefit) for income taxes            (2,280)    (7,725)        (316)(d)     (10,321)           110 (d)         (10,211)
Minority interest in income of subsidiary            -          -            -               -          4,688 (g)           4,688
                                             ---------  ---------  -----------      ----------       --------          ----------

Net income (loss)                            $  (3,421) $ (12,340) $    (2,404)     $  (18,165)      $    176          $  (17,989)
                                             =========  =========  ===========      ==========       ========          ==========



WASO - basic                                    27,445                                  30,900                             35,258
                                             =========                              ==========                         ==========
Basic EPS                                    $   (0.12)                             $    (0.59)                        $    (0.51)
                                             =========                              ==========                         ==========

WASO - diluted                                  27,445                                  30,900                             35,258
                                             =========                              ==========                         ==========
Diluted EPS                                  $   (0.12)                             $    (0.59)                        $    (0.51)
                                             =========                              ==========                         ===========

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                For The Three-Month Period Ended March 31, 1998

                             (Amounts In Thousands)

                                  (Unaudited)

(a) Reflects an increase of $985 in vehicle depreciation expense attributable to the fair market value adjustment to revenue earning vehicles.

(b) Reflects the elimination of management fees of $213 incurred by Ryder under an agreement terminated in connection with the Merger.

(c) Reflects the elimination of $1,006 in amortization of Ryder's existing intangibles and records an increase in amortization of $2,954 on the net intangibles established through purchase accounting adjustments.

(d) Reflects a tax provision attributable to the combined group on a pro forma basis.

(e) Reflects the decrease in interest expense attributable to:

     Elimination of interest on Series A Convertible Notes due to conversion                         $ 1,400
     Elimination of interest on the Guaranteed Senior Notes                                            3,948
     Elimination of interest on Ryder TRS's 10% Senior Subordinated Notes due 2006                     4,375
     Interest savings on Budget's commercial paper facility partially refinanced through
       the issuance of the TFFC-98 Notes                                                               9,403
     Interest savings on Ryder TRS's commercial paper facility refinanced through the
       issuance of the TFFC-98 Notes                                                                   3,786
     Elimination of amortization of loan costs on retired debt                                           621
     Reflects interest income on average restricted cash balance generated through the
       issuance of the TFFC-98 Notes                                                                       -
                                                                                                    --------
          Decrease in interest expense                                                              $ 23,533
                                                                                                    ========

(f) Reflects the increase in interest expense attributable to:

     Interest expense related to the TFFC-98 Notes                                                  $ 16,956
     Amortization of costs incurred in connection with the TFFC-98 Notes and
       the increase in the secured revolving credit facility                                             640
     Amortization of costs incurred in connection with the issuance of the High Tides                     81

     Reduction in interest income due to increased utilization of existing medium term notes             882
                                                                                                    --------
          Increase in interest expense                                                              $ 18,559
                                                                                                    ========
(g) Reflects the accrual of distributions on the High Tides.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1998
                             (Amounts In Thousands)
                                   (Unaudited)

                                                                         Adjustments          Pro Forma
                                                                        For Ryder TRS        Budget Group
                                           Historical     Historical     Acquisition        For The Ryder
                                          Budget Group    Ryder TRS      Transaction       Trs Acquisition
                                          ------------    ---------      -----------       ---------------
ASSETS
  Cash and cash equivalents                $    59,492    $ (11,753)   $  (135,000) (a)       $   (87,261)
  Restricted cash                               24,705        7,060             --                 31,765
  Trade and vehicle receivables                279,484       18,287             --                297,771
  Vehicle inventory                             50,826           --             --                 50,826
  Revenue earning vehicles                   2,372,014      470,339         19,700  (b)         2,862,053
  Property and equipment                       159,682        8,920             --                168,602
  Prepaid expenses and other assets             94,300       35,524             --                129,824
  Intangibles                                  534,266       46,833        166,787  (b)           747,886
                                           -----------    ---------    -----------            -----------
                                           $ 3,574,769    $ 575,210    $    51,487            $ 4,201,466
                                           ===========    =========    ===========            ===========

LIABILITIES
  Notes payable                            $ 2,544,543    $ 410,503    $        --            $ 2,955,046
  A/P, A/E and other liabilities               468,397       95,856             --                564,253
  Deferred income taxes                        106,515      (21,138)         8,470  (b)            93,847
                                           -----------    ---------    -----------            -----------
                                             3,119,455      485,221          8,470              3,613,146
                                           -----------    ---------    -----------            -----------

REDEEMABLE CLASS C COMMON STOCK                     --          775           (775) (c)                --
                                           -----------    ---------    -----------            -----------

COMPANY-OBLIGATED MANDATORILY
 REDEEMABLE PREFERRED SECURITIES                    --           --             --                     --
                                           -----------    ---------    -----------            -----------

STOCKHOLDERS' EQUITY
  Common stock - Ryder                              --            1             (1) (c)                --
  Common stock - Class A                           257           --             35  (d)               292
  Common stock - Class B                            19           --             --                     19
  Additional paid-in capital                   425,714      123,208          9,763  (c),(d)       558,685
  Foreign currency translation adjustment       (3,175)          --             --                 (3,175)
  Retained earnings (deficit)                   32,829      (33,995)        33,995  (c)            32,829


  Treasury stock                                  (330)          --             --                   (330)
                                           -----------    ---------    -----------            -----------
                                               455,314       89,214         43,792                588,320
                                           -----------    ---------    -----------            -----------
                                           $ 3,574,769    $ 575,210    $    51,487            $ 4,201,466
                                           ===========    =========    ===========            ===========



                                           Adjustments For            Pro Forma
                                           Recapitalization            Budget
                                             Transactions               Group
                                           ----------------          -----------
ASSETS
  Cash and cash equivalents                $  75,987  (e)            $   (11,274)
  Restricted cash                                 --                      31,765
  Trade and vehicle receivables                   --                     297,771
  Vehicle inventory                               --                      50,826
  Revenue earning vehicles                        --                   2,862,053
  Property and equipment                          --                     168,602
  Prepaid expenses and other assets            3,450  (e),(f),(g)        133,274
  Intangibles                                     --                     747,886
                                           ---------                 -----------
                                           $  79,437                 $ 4,280,903
                                           =========                 ===========

LIABILITIES
  Notes payable                            $(227,440) (e),(h)        $ 2,727,606
  A/P, A/E and other liabilities                 500  (g)                564,753
  Deferred income taxes                      (32,903) (f),(h),(i)         60,944
                                           ---------                 -----------
                                            (259,843)                  3,353,303
                                           ---------                 -----------

REDEEMABLE CLASS C COMMON STOCK                   --                          --
                                           ---------                 -----------

COMPANY-OBLIGATED MANDATORILY
 REDEEMABLE PREFERRED SECURITIES             300,000   (e)               300,000
                                           ---------                 -----------

STOCKHOLDERS' EQUITY
  Common stock - Ryder                            --                          --
  Common stock - Class A                          43   (h)                   335
  Common stock - Class B                          --                          19
  Additional paid-in capital                  88,591   (h)               647,276
  Foreign currency translation adjustment         --                      (3,175)
  Retained earnings (deficit)                (49,354) (e),(f),           (16,525)
                                                      (h),(i)
  Treasury stock                                  --                        (330)
                                           ---------                 -----------
                                              39,280                     627,600
                                           ---------                 -----------
                                           $  79,437                 $ 4,280,903
                                           =========                 ===========

                        NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                    As Of March 31, 1998
                      (Amounts In Thousands, Except Per Share Amounts)
                                         (Unaudited)




Adjustments for Ryder TRS Acquisition Transaction:
(a)  Reflects the decrease in cash attributable to:
       Cash paid in connection with Merger                                                          $ (125,000)
       Acquisition advisory fee paid to Questor                                                        (10,000)
                                                                                                    ----------
                                                                                                    $ (135,000)
                                                                                                    ==========
(b) Reflects the increase in intangibles from the Merger calculated as follows:

       Purchase price-
         Cash paid                                                                                  $  125,000
         Value of Budget Class A Common Stock issued                                                   133,006
         Acquisition advisory fee                                                                       10,000
                                                                                                    ----------
            Total purchase price                                                                       268,006
       Less:  Fair market value of net tangible assets acquired (1)                                    (54,386)
                                                                                                    ----------
       Intangibles recorded on acquisition                                                             213,620
       Write-off of intangible assets previously recorded by Ryder                                     (46,833)
                                                                                                    ----------
            Net increase in intangible assets                                                       $  166,787
                                                                                                    ==========

                 (1) Fair market value of net assets of Ryder acquired was determined as follows:
                            Historical net                                                          $   43,156
                            Fair market value adjustment to revenue earning vehicles                    19,700
                            Deferred income taxes due to purchase accounting                            (8,470)
                                                                                                    ----------
                                                                                                    $   54,386
                                                                                                    ==========

(c) Reflects the elimination of the Redeemable Class C Common Stock and equity accounts of Ryder as follows:

       Redeemable Class C Common Stock                                                              $     (775)
                                                                                                    ==========

       Common stock                                                                                 $       (1)
                                                                                                    ==========

       Additional paid-in capital                                                                   $ (123,208)
                                                                                                    ==========

       Retained earnings (deficit)                                                                  $   33,995
                                                                                                    ==========

(d) Reflects the increase in Common Stock and additional paid-in capital attributable to the following:

       Common Stock:
         Issuance of 3,455 shares of Budget Class A Common Stock at a par value of $.01 per share   $       35
                                                                                                    ==========

       Additional paid-in capital:
         Value of 3,455 shares of Budget Class A Common Stock issued in the Merger, less
            the $35 related to the par value                                                        $  113,971
         Guaranteed appreciation of Budget Class A Common Stock issued                                  19,000
                                                                                                    ----------
                                                                                                    $  132,971
                                                                                                    ==========

                             As Of March 31, 1998

                (Amounts In Thousands, Except Per Share Amounts)

                                  (Unaudited)

Adjustments for Recapitalization Transactions:

(e)    Reflects the cash effects of certain Refinancing Transactions:

       Deferred financing fees-
         Reduction in proceeds from TFFC-98 Notes                                                         $   (7,028)
         Reduction in proceeds from HIGH TIDES                                                                (9,750)
         Payment of costs incurred in connection with the amendment and
            restatement of the secured revolving credit facility                                              (4,795)
                                                                                                          ----------
                                                                                                             (21,573)
                                                                                                          ----------
       Notes payable-
         Receipt of proceeds from TFFC-98                                                                  1,100,000
         Redemption of the Guaranteed Senior Notes                                                          (165,000)
         Tender offer for 10% Senior Subordinated Notes due 2006                                            (175,000)
         Repayment of the Ryder TRS commercial paper facility                                               (241,587)
         Repayment of a portion of the Budget commercial paper facility                                     (665,853)
                                                                                                          ----------
                                                                                                            (147,440)
                                                                                                          ----------
       Company-Obligated Mandatorily Redeemable Preferred Securities-
         Receipt of proceeds                                                                                 300,000
                                                                                                          ----------
       Retained earnings (deficit)-
         Make-whole payment made in connection with the redemption of the Guaranteed
            Senior Notes                                                                                     (25,887)
         Premium payment made in connection with the tender for the 10% Senior Subordinated
            Notes due 2006                                                                                   (29,113)
                                                                                                          ----------
                                                                                                             (55,000)
                                                                                                          ----------
                                                                                                          $   75,987
                                                                                                          ==========
(f)    Reflects the write-off of $18,623 of loan costs related to various debt instruments retired in connection with the Recapitalization Transactions, net of the tax benefit of $7,449.

(g) Reflects a $500 increase in accrued expenses for the estimated registration costs of the High Tides issued by a subsidiary of Budget.

(h)    Reflects the conversion of the $80 million of Series A Convertible
       Notes as follows:

       Common Stock:
         Issuance of 4,306 shares of Budget Class A Common Stock at a par value of $.01 per share         $       43
                                                                                                          ==========
       Additional paid-in capital:
         Value of 3,986 shares of Budget Class A Common Stock issued upon conversion of the
            Series A Convertible Notes, less the $40 related to the par value                             $   79,960
         Value of 320 shares of Budget Class A Common Stock issued in lieu of interest payments which the holders of the Series A Convertible Notes will forego, less the $3 related to
            the par value                                                                                      8,631
                                                                                                          ----------
                                                                                                          $   88,591
                                                                                                          ==========
       Retained earnings (deficit):
         Charge related to additional 320 shares to be issued in lieu of interest payments which
            the holders of the Series A Convertible Notes will forego, net of the tax benefit of $3,454   $   (5,180)
                                                                                                          ==========

                              As Of March 31, 1998

                (Amounts In Thousands, Except Per Share Amounts)

                                  (Unaudited)




(i) Reflects the tax benefit of $22,000 of the make-whole payment made in connection with the redemption of the Guaranteed Senior Notes and the premium payment made in connection with the tender for the 10% Senior Subordinated Notes due 2006.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                                                 Adjustments                     Adjustments for
                                                Historical   Historical BRACC     for Budget                       Ryder TRS
                                                  Budget      through Budget     Acquisition        Historical     Acquisition
                                                  Group      Acquisition (a)     Transactions       Ryder TRS      Transaction
                                                ----------   ---------------     ------------       ---------      -----------
Operating revenue:
  Vehicle rental revenue                        $1,070,436   $    311,945       $     --             $ 545,720       $     --
  Retail vehicle sales revenue                     289,111         29,146             --                    --             --
  Royalty fees and other                            51,889         23,132         (3,656)(b)                --             --
                                                ----------   ------------       --------             ---------       --------
     Total operating revenue                     1,411,436        364,223         (3,656)              545,720             --
                                                ----------   ------------       --------             ---------       --------

Operating costs and expenses:
  Depreciation - vehicle                           292,112         89,019             --                99,361          3,940 (j)
  Costs of retail vehicle sales                    251,068         25,691             --                    --             --
  Operating expense                                500,297        168,965         (2,439)(b)           191,537             --
  Selling, general and administrative expense      173,433         58,556         (1,217)(b)           225,850           (850)(k)
  Amortization and non-vehicle depreciation         23,530         14,416         (1,578)(c)            12,810          6,911(l)
                                                ----------   ------------       --------             ---------       --------
     Total operating costs and expenses          1,240,440        356,647         (5,234)              529,558         10,001
                                                ----------   ------------       --------             ---------       --------

Operating income                                   170,996          7,576          1,578                16,162        (10,001)
                                                ----------   ------------       --------             ---------       --------

Interest expense                                   115,397         40,922         (5,348)(d)(e)(f)      39,178             --
                                                ----------   ------------       -------- (g)(h)      ---------       --------
Income (loss) before taxes                          55,599        (33,346)         6,926               (23,016)       (10,001)
Provision (benefit) for income taxes                25,825         (6,669)        (5,514)(i)            (8,861)        (1,264)(i)
Minority interest in income of subsidiary               --             --             --                    --             --
                                                ----------   ------------       --------             ---------       --------

Net income (loss)                               $   29,774   $    (26,677)      $ 12,440             $ (14,155)      $ (8,737)
                                                ==========   ============       ========             =========       ========



WASO - basic                                        20,112
                                                ==========
Basic EPS                                       $     1.48
                                                ==========

WASO - diluted                                      27,863
                                                ==========
Diluted EPS                                     $     1.25
                                                ==========


                                                 Pro Forma
                                               Budget Group   Adjustments for
                                                 for the      Recapitalization     Pro Forma
                                               Acquisitions     Transactions     Budget Group
                                               ------------   ----------------   ------------
Operating revenue:
  Vehicle rental revenue                        $ 1,928,101       $    --        $ 1,928,101
  Retail vehicle sales revenue                      318,257            --            318,257
  Royalty fees and other                             71,365            --             71,365
                                                -----------       -------        -----------
     Total operating revenue                      2,317,723            --          2,317,723
                                                -----------       -------        -----------

Operating costs and expenses:
  Depreciation - vehicle                            484,432            --            484,432
  Costs of retail vehicle sales                     276,759            --            276,759
  Operating expense                                 858,360            --            858,360
  Selling, general and administrative expense       455,772            --            455,772
  Amortization and non-vehicle depreciation          56,089            --             56,089
                                                -----------       -------        -----------
     Total operating costs and expenses           2,131,412            --          2,131,412
                                                -----------       -------        -----------

Operating income                                    186,311            --            186,311
                                                -----------       -------        -----------

Interest expense                                    190,149       (21,032)(m)(n)     169,117
                                                -----------       -------        -----------

Income (loss) before taxes                           (3,838)       21,032             17,194
Provision (benefit) for income taxes                  3,517           879(i)           4,396
Minority interest in income of subsidiary                --        18,750(o)          18,750
                                                -----------       -------        -----------

Net income (loss)                               $    (7,355)      $ 1,403        $    (5,952)
                                                ===========       =======        ===========



WASO - basic                                         26,379                           30,944
                                                ===========                      ===========
Basic EPS                                       $     (0.28)                     $     (0.19)
                                                ===========                      ===========

WASO - diluted                                       26,379                           30,944
                                                ===========                      ===========
Diluted EPS                                     $     (0.28)                     $     (0.19)
                                                ===========                      ===========

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      For The Year Ended December 31, 1997

                             (Amounts In Thousand)

                                  (Unaudited)



(a)       Reflects the inclusion of the operations of BRACC from January 1, 1997 to April 29, 1997, the date of the Budget Acquisition.

(b)       Reflects the elimination of the following transactions between TEAM and BRACC:

               Advertising fees paid by TEAM which were recognized as other revenue
                    by BRACC....................................................................    $ 1,217
               Royalty expenses paid by TEAM which were recognized as royalty fees
                    by BRACC....................................................................      1,700

          Also reflects the elimination of the current period effect of $739 royalty fees recognized by BRACC and $739 royalty expense recognized by TEAM related to the Warrant to purchase shares of Class A
          Common Stock of TEAM held by BRACC ("the BRACC Warrant").

(c)       Reflects the elimination of $5,824 of amortization of BRACC's existing goodwill and records an increase of $4,246 amortization on the net goodwill and other intangible assets recorded through purchase accounting adjustments.

(d)       Reflects the increase in vehicle interest expense attributable to:

          Interest expense related to the April 1997 Fleet Financings...........................    $17,899
          Amortization of costs incurred in connection with certain of the April 1997 Fleet
               Financings.......................................................................        384
                                                                                                    -------
                    Increase in vehicle interest expense........................................    $18,283
                                                                                                    =======

(e)       Reflects the decrease in vehicle interest expense attributable to:

          Interest savings on vehicle debt refinanced through the April 1997 Fleet
               Financings.......................................................................    $17,696
          Interest savings on vehicle debt to Ford paid down by BRACC in connection with
               the Budget Acquisition...........................................................      1,832
                                                                                                    -------
                    Decrease in vehicle interest expense........................................    $19,528
                                                                                                    =======

(f)       Reflects the decrease in non-vehicle interest expense attributable to:

          Interest expense related to the Debt Placements.......................................    $ 6,205
          Amortization of costs incurred in connection with certain of the April 1997 Fleet
               Financings and the Debt Placements...............................................        487
                                                                                                    -------
                    Increase in non-vehicle interest expense...................................     $ 6,692
                                                                                                    =======

                      For The Year Ended December 31, 1997

                             (Amounts In Thousands)

                                  (Unaudited)



(g)      Reflects the decrease in non-vehicle interest expense attributable to:

         Elimination of interest on BRACC indebtedness to Ford purchased by TEAM
           through the issuance of Series A Convertible Preferred Stock of TEAM ................................     $   2,478
         Elimination of interest on working capital debt of $134,136 forgiven by Ford...........................         3,353
         Elimination of interest on BRACC indebtedness to Ford paid down by BRACC using the proceeds from BRACC's sale of newly-issued common stock to
           TEAM.................................................................................................         4,928
                                                                                                                     ---------
             Decrease in non-vehicle interest expense...........................................................     $  10,759
                                                                                                                     =========

(h)      Reflects $36 of interest income -- restricted cash on the $2,400 increase in restricted cash resulting from the receipt of Ford's funding of the special bonus program implemented in connection with the
         Budget Acquisition.

(i)      Reflects a tax provision attributable to the combined group on a pro forma basis.

(j)      Reflects an increase of $3,940 in vehicle depreciation expense attributable to the fair market value adjustment to revenue earning vehicles.

(k)      Reflects the elimination of management fees of $850 incurred by Ryder under an agreement terminated in connection with the Merger.

(l)      Reflects the elimination of $4,023 in amortization of Ryder's existing intangibles and records an increase in amortization of $10,934 on the net intangibles established through purchase accounting adjustments.

(m)      Reflects the decrease in interest expense attributable to:

         Elimination of interest on Series A Convertible Notes due to conversion                                     $   5,600
         Elimination of interest on the Guaranteed Senior Notes                                                         15,791
         Elimination of interest on Ryder TRS's 10 % Senior Subordinated Notes due 2006                                 17,500
         Interest savings on Budget's commercial paper facility partially refinanced through the
           issuance of the TFFC-98 Notes                                                                                30,819
         Interest savings on Ryder TRS's commercial paper facility refinanced through the
           issuance of the TFFC-98 Notes                                                                                 7,244
         Elimination of amortization of loan costs on retired debt                                                       2,486
         Reflects interest income on average restricted cash balance generated through the
           issuance of the TFFC-98 Notes                                                                                12,300
                                                                                                                     ---------
             Decrease in interest expense                                                                            $  91,740
                                                                                                                     =========

(n)      Reflects the increase in interest expense attributable to:

         Interest expense related to the TFFC-98 Notes                                                               $  67,823
         Amortization of costs incurred in connection with the TFFC-98 Notes and
           the increase in the secured revolving credit facility                                                         2,560
         Amortization of costs incurred in connection with the issuance of the High Tides                                  325
                                                                                                                     ---------
             Increase in interest expense                                                                            $  70,708
                                                                                                                     =========

(o)      Reflects the accrual of distributions on the High Tides